Annual Fund Operating Expenses (Vanguard Admiral Treasury Money Market Fund Participant)	Vanguard Admiral Treasury Money Market Fund Vanguard Admiral Treasury Money Market Fund - Investor Shares 9/1/2013 - 8/31/2014
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.07%
12b-1 Distribution Fee	none
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.09%	[1]

[1]	Vanguard and the Fund's Board have voluntarily agreed to temporarily limit certain net operating expenses in excess of the Fund's daily yield so as to maintain a zero or positive yield for the Fund. Vanguard and the Fund's Board may terminate the temporary expense limitation at any time.